SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2001

AURORA BIOSCIENCES CORPORATION

(Exact name of Registrant as specified in charter)

DELAWARE (State or jurisdiction of incorporation or organization)	0-22669 (Commission File Number)	33-0669859 (I.R.S. Employer Identification No.)

11010 N. TORREYANA ROAD
SAN DIEGO, CALIFORNIA 92121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 404-6600

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

      On April 30, 2001, Aurora Biosciences Corporation and Vertex Pharmaceuticals Incorporated announced that they had entered into an Agreement and Plan of Merger, dated as of April 29, 2001, which sets forth the terms and conditions of the proposed acquisition of Aurora Biosciences Corporation by Vertex Pharmaceuticals Incorporated.

      Attached and incorporated herein by reference in their entirety as Exhibits 2.1, 10.1, 10.2 and 99.1, respectively, are copies of the merger agreement, the two forms of stockholder agreement and the joint press release.

Item 7. Exhibits.

2.1	Agreement and Plan of Merger, dated as of April 29, 2001, by and among Vertex Pharmaceuticals Incorporated, Aurora Biosciences Corporation and Ahab Acquisition Sub, Inc.(1)

10.1	Stockholder Agreement, dated as of April 29, 2001, by and among Vertex Pharmaceuticals Incorporated and certain stockholders of Aurora Biosciences Corporation.(2)

10.2	Stockholder Agreement, dated as of April 29, 2001, by and among Aurora Biosciences Corporation and certain stockholders of Vertex Pharmaceuticals Incorporated.(3)

99.1	Joint Press Release, dated April 30, 2001, announcing the execution of the Agreement and Plan of Merger by and among Vertex Pharmaceuticals Incorporated, Aurora Biosciences Corporation and Ahab Acquisition Sub, Inc.(4)

(1)	Incorporated by reference to Exhibit 2 to the Current Report on Form 8-K of Vertex Pharmaceuticals Incorporated filed with the Commission on April 30, 2001 (File No. 000-19319).

(2)	Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Vertex Pharmaceuticals Incorporated filed with the Commission on April 30, 2001 (File No. 000-19319).

(3)	Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Vertex Pharmaceuticals Incorporated filed with the Commission on April 30, 2001 (File No. 000-19319).

(4)	Incorporated by reference to Exhibit 99 to the Current Report on Form 8-K of Vertex Pharmaceuticals Incorporated filed with the Commission on April 30, 2001 (File No. 000-19319).

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA BIOSCIENCES CORPORATION

By	/s/ John Pashkowsky John Pashkowsky Vice President, Finance and Treasurer

Date: April 30, 2001

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INDEX TO EXHIBITS

2.1	Agreement and Plan of Merger, dated as of April 29, 2001, by and among Vertex Pharmaceuticals Incorporated, Aurora Biosciences Corporation and Ahab Acquisition Sub, Inc.(1)

10.1	Stockholder Agreement, dated as of April 29, 2001, by and among Vertex Pharmaceuticals Incorporated and certain stockholders of Aurora Biosciences Corporation.(2)

10.2	Stockholder Agreement, dated as of April 29, 2001, by and among Aurora Biosciences Corporation and certain stockholders of Vertex Pharmaceuticals Incorporated.(3)

99.1	Joint Press Release, dated April 30, 2001, announcing the execution of the Agreement and Plan of Merger by and among Vertex Pharmaceuticals Incorporated, Aurora Biosciences Corporation and Ahab Acquisition Sub, Inc.(4)

(1)	Incorporated by reference to Exhibit 2 to the Current Report on Form 8-K of Vertex Pharmaceuticals Incorporated filed with the Commission on April 30, 2001 (File No. 000-19319).

(2)	Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Vertex Pharmaceuticals Incorporated filed with the Commission on April 30, 2001 (File No. 000-19319).

(3)	Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Vertex Pharmaceuticals Incorporated filed with the Commission on April 30, 2001 (File No. 000-19319).

(4)	Incorporated by reference to Exhibit 99 to the Current Report on Form 8-K of Vertex Pharmaceuticals Incorporated filed with the Commission on April 30, 2001 (File No. 000-19319).

3.